EXHIBIT 10.37

                                 PROMISSORY NOTE

$500,000

                                                   New York, New York
                                                   November 22, 1996


     FOR VALUE RECEIVED, the undersigned, MARCY SYMS MERNS, as Trustee under the Marcy Syms Merns Revocable Trust dated January 12, 1990 (hereinafter referred to as "Maker"), having an address at 205 West 57th Street, New York, New York 10019, hereby unconditionally PROMISES TO PAY to the order of SYMS CORP, a New Jersey corporation (hereinafter collectively referred to as "Payee"), having an address at Syms Way, Secaucus, New Jersey 07094 or at such other place as the holder of this Note may designate from time to time in writing, in lawful money of the United States of America and in immediately available funds, the principal amount of up to FIVE HUNDRED THOUSAND AND 00/100 DOLLARS ($500,000) as hereinafter provided,

     The principal sum of this Note shall be payable in accordance with the following provisions: Interest on the outstanding principal sum shall accrue from and including the date hereof at the rate of 6.60% per annum and shall be payable annually commencing on the first anniversary of the date hereof and on each anniversary thereafter up to and including the fifth (5th) anniversary of the date hereof (the "Maturity Date"), at which time the entire outstanding principal sum and all accrued and unpaid interest shall be due and payable.

     Notwithstanding the foregoing, this Note may be prepaid in whole or in part, without penalty or premium, at any time prior to the Maturity Date.

     This Note shall be secured by a first mortgage lien on the premises (and any improvements made thereto) known as 14 Twin Ponds Lane, Bedford Hills, New York 10507 (the "Premises") granted by Maker in favor of Payee (the "Mortgage"). A default under the Mortgage shall be deemed a default under this Note.

     This Note has been executed, delivered and accepted in New York, New York and shall be interpreted, governed by, and construed in accordance with, the internal laws of the State of New York, without regard to New York choice of law principles.


                                             /s/ MARCY SYMS MERNS
                                             -----------------------------------
                                                 Marcy Syms Merns,
                                                 as Trustee

     The undersigned, as the beneficiary of the Marcy Syms Merns Revocable Trust dated January 12, 1990, hereby guarantees the prompt payment and performance of all obligations, covenants and duties owing by the Maker to Payee of any kind or nature, present or future, pursuant to this Note, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expense of Payee incurred in the documentation, negotiation, modification enforcement, collection or otherwise in connection with any of the foregoing, including but not limited to reasonable attorneys' fees and expenses.


                                             /s/ MARCY SYMS MERNS
                                             -----------------------------------
                                                 Marcy Syms Merns

                WESTCHESTER COUNTY RECORDING AND ENDORSEMENT PAGE
                    (THIS PAGE FORMS PART OF THE INSTRUMENT)


THE FOLLOWING INSTRUMENT WAS ENDORSED FOR THE RECORD AS FOLLOWS:

TYPE OF INSTRUMENT MTG-MORTGAGE                         FEE PAGE 6 TOTAL PAGES 6
                   ------------                                  -             -
                           (SEE CODES FOR DEFINITIONS)


STAT'Y CHARGE      5.25       MORTGE. DATE       11/22/96
                  -----
REC'ING CHARGE    18.00       MORTGE. AMT500000.00               LIBER: 22251
                  -----                                                 -----

                                                                 PAGE: 320
                                                                       ---
RECMGT FUND        4.75      EXEMPT    YES X NO-
                  -----
EA 5217            0.00
                  -----
TP-584             0.00      REC'D TAX ON ABOVE MTGE:         THE PROPERTY IS
                  -----                                         SITUATED IN
CROSS-REF.         0.00      YONKERS          $   0.00       WESTCHESTER COUNTY,
                  -----                       --------         NEW YORK IN THE:
MISC.              0.00      BASIC            $2500.00         TOWN OF BEDFORD
                  -----                       --------
                             ADDITIONAL       $1225.00
                                              --------
                             SUBTOTAL         $3725.00
                                              --------
   TOTAL PAID     28.00      MTA              $1250.00
                  ====                        --------
                             SPECIAL          $   0.00
                                              --------
                             TOTAL PAID       $4975.00
                                              ========

                               SERIAL NO.      CNI9258


 CONSIDERATION               DWELLING X     1-6      OVER
                                      -

                               DUAL TOWN

RECEIVED:                      DUAL COUNTY/STATE
TAX AMOUNT $
TRANSFER TAX#                      HELD
                                   NOT HELD

TITI.E COMPANY NUMBER: 01
                       --

EXAMINED BY SSG4 RECORDING DATE 11/25/96 TERMINAL CTRL#9633OP044     TIME 15:38
            ----                --------               ---------          -----

DATE RETURNED



                        WITNESS MY HAND AND OFFICIAL SEAL


                                             /s/  LEONARD N. SPANO
                                             -----------------------------------
                                                  Leonard N. Spano
                                                  Westchester County Clerk

      CONSULT YOUR LAWYER BEFORE SIGNING THIS INSTRUMENT -- THIS INSTRUMENT
                         SHOULD BE USED BY LAWYERS ONLY


THIS MORTGAGE, made the 22nd day of November nineteen hundred and ninety-six

BETWEEN MARCY SYMS MERNS, as Trustee under the Marcy Syms Merns Revocable Trust dated January 12, 1990

            205 West 57th Street
            New York, NY  10019
            Apt # 4B

and SYMS CORP., a New Jersey corporation having an address at the mortgagor, Syms Way, Secaucus, New Jersey 07094 the mortgagee,

WITNESSETH, that to secure the payment of an indebtedness in the sum of FIVE

HUNDRED THOUSAND ______________________________________________________________

_______________________________________________________________________________


DOLLARS ($500,000.00)__________________________________________________________


lawful money of the United States, to be paid _________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________ according to a certain bond, note or obligation bearing even date herewith, the mortgagor hereby mortgages to the mortgagee

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Bedford Hills, County of Westchester, State of New York and more particularly described on Schedule A annexed hereto.

The premises herein are improved by a single family dwelling only.

TOGETHER with all right, title and interest of the mortgagor in and to the land lying in the streets and roads in front of and adjoining said premises;

TOGETHER with all fixtures, chattels and articles of personal property now or hereafter attached to or used in connection with said premises, including but not limited to furnaces, boilers, oil burners, radiators and piping, coal stokers, plumbing and bathroom fixtures, refrigeration, air conditioning and sprinkler systems, wash-tubs, sinks, gas and electric fixtures, stoves, ranges, awnings, screens, window shades, elevators, motors, dynamos, refrigerators, kitchen cabinets, incinerators, plants and shrubbery and all other equipment and machinery, appliances, fittings, and fixtures of every kind in or used in the operation of the buildings standing on said premises, together with any and all replacements thereof and additions thereto;

TOGETHER with all awards heretofore and hereafter made to the mortgagor for taking by eminent domain the whole or any part of said premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the mortgagee, who is hereby authorized to collect and receive the proceeds of such awards and to give proper receipts and acquaintances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereon may not then be due and payable; and the said mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose of assigning said awards to the mortgagee, free, clear and discharged of any encumbrances of any kind or nature whatsoever.

AND the mortgagor covenants with the mortgagee as follows:

1.   That the mortgagor will pay the indebtedness as hereinbefore provided.

2. That the mortgagor will keep the buildings on the premises insured against loss by fire for the benefit of the mortgagee; that he will assign and deliver the policies to the mortgagee; and that he will reimburse the mortgage for any premiums paid for insurance made by the mortgagee on the mortgagor's default in so insuring the buildings or in so assigning and delivering the policies.

3. That no building on the premises shall be altered, removed or demolished without the consent of the mortgagee.

4. That the whole of said principal sum and interest shall become due at the option of the mortgagee: after default in the payment of any installment of principal or of interest for fifteen days; or after default in the payment of any tax, water rate, sewer rent or assessment for thirty days after notice and demand; or after default after notice and demand either in assigning and delivering the policies insuring the buildings against loss by fire or in reimbursing the mortgagee for premiums paid on such insurance, as hereinbefore provided; or after default upon request in furnishing a statement of the amount due on the mortgage and whether any offsets or defenses exist against the mortgage debt, as hereinafter provided. An assessment which has been made payable in installments at the application of the mortgagor or lessee of the premises shall nevertheless, for the purpose of this paragraph, be deemed due and payable in its entirety on the day the first installment becomes due or payable or a lien.

 5. That the holder of this mortgage, in any action to foreclose it, shall be entitled to the appointment of a receiver.

 6. That the mortgagor will pay all taxes, assessments, sewer rents or water rates, and in default thereof, the mortgagee may pay the same.

 7. That the mortgagor within five days upon request in person or within ten days upon request by mail will furnish a written statement duly acknowledged of the amount due on this mortgage and whether any offsets or defenses exist against the mortgage debt.

 8. That notice and demand or request may be in writing and may be served in person or by mail.

 9.  That the mortgagor warrants the title to the premises.

10. That the fire insurance policies required by paragraph No. 2 above shall contain the usual extended coverage endorsement; that in addition thereto the mortgagor, within thirty days after notice and demand, will keep the premises insured against war risk and any other hazard that may reasonably be required by the mortgagee. All of the provisions of paragraphs No. 2 and No. 4 above relating to fire insurance and the provisions of Section 254 of the Real Property Law construing the same shall apply to the additional insurance required by this paragraph.

11. That in case of a foreclosure sale, said premises, or so much thereof as may be affected by this mortgage, may be sold in one parcel.

12. That if any action or proceeding be commenced (except an action to foreclose this mortgage or to collect the debt secured thereby), to which action or proceeding the mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of this mortgage, all sums paid by the mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by this mortgage (including reasonable counsel fees), shall be paid by the mortgagor, together with interest thereon at the rate of six per cent per annum, and any such sum and the interest thereon shall be a, lien on said premises, prior to any right, or title to, interest in or claim upon said premises attaching or accruing subsequent to the lien of this mortgage, and shall be deemed to be secured by this mortgage. In any action or proceeding to foreclose this mortgage, or to recover or collect the debt secured thereby, the provisions of law respecting the recovering of costs, disbursements and allowances shall prevail unaffected by this covenant.

13. That the mortgagor hereby assigns to the mortgagee the rents, issues and profits of the premises as further security for the payment of said indebtedness, and the mortgagor grants to the mortgagee the right to enter upon and to take possession of the premises for the purpose of collecting the same and to let the premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of said indebtedness. This assignment and grant shall continue in effect until this mortgage is paid, The mortgagee hereby waives the right to enter upon and to take possession of said premises for the purpose of collecting said rents, issues and profits, and the mortgagor shall be entitled to collect and receive said rents, issues and profits until default under any of the covenants, conditions or agreements contained in this mortgage, and agrees to use such rents, issues and profits in payment of principal and interest becoming due on this mortgage and in payment of taxes, assessments, sewer rents, water rates and carrying charges becoming due against said premises, but such right of the mortgagor may be revoked by the mortgagee upon any default, on five days' written notice. The mortgagor will not, without the written consent of the mortgagee, receive or collect rent from any tenant of said premises or any part thereof for a period of more than one month in advance, and in the event of any default under this mortgage will pay monthly in advance to the mortgagee, or to any receiver appointed to collect said rents, issues and profits, the fair and reasonable rental value for the use and occupation of said premises or of such part thereof as may be in the possession of the mortgagor, and upon default in any such payment will vacate and surrender the possession of said premises to the mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings.

14. That the whole of said principal sum and the interest shall become due at the option of the mortgagee: (a) after failure to exhibit to the mortgagee, within ten days after demand, receipts showing payment of all taxes, water rates, sewer rents and assessments; or (b)) after the actual or threatened alteration, demolition or removal of any building on the premises without the written consent of the mortgagee; or (c) after the assignment of the rents of the premises or any part thereof without the written consent of the mortgagee; or (d) if the buildings on said premises are not maintained in reasonably good repair; or (e) after failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the premises within three months from the issuance thereof; or (f) if on application of the mortgagee two or more fire insurance companies lawfully doing business in the State of New York refuse to issue policies insuring the buildings on the premises; or (g) in the event of the removal, demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal properly covered hereby, unless the same are promptly replaced by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from chattel mortgages or other encumbrances thereon and free from any reservation of title thereto; or (h) after thirty days' notice to the mortgagor, in the event of the passage of any law deducting from the value of the land for the purposes of taxation any lien thereon, or changing in any way the taxation of mortgages or debts Secured thereby for state or local purposes; or (i) if the mortgagor fails to keep, observe and perform any of the other covenants, conditions or agreements contained in this mortgage.

15. That the mortgagor will, in compliance with Section 13 of the Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost of the improvement and will apply the same first to the payment of the cost of the improvement before using any part of the total of the same for any other purpose.

16. That the execution of this mortgage has been duly authorized by the board of directors of the mortgagor.

     This mortgage may not be changed or terminated orally. The covenants contained in this mortgage shall run with the land and bind the mortgagor, the heirs, personal representatives, successors and assigns of the mortgagor and all subsequent owners, encumbrances, tenants and subtenants of the premises, and shall enure to the benefit of the mortgagee, the personal representatives, successors and assigns of the mortgagee and all subsequent holders of this mortgage. The word "mortgagor" shall be construed as if it read "mortgagors" and the word "mortgagee" shall be construed as if it read "mortgagees" whenever the sense of this mortgage so requires.


IN WITNESS WHEREOF, this mortgage has been duly executed by the mortgagor,


IN PRESENCE OF:


                                         /s/  MARCY SYMS MERNS
                                         ---------------------------------------
                                              Marcy Syms Merns, as Trustee

STATE OF NEW JERSEY  )                     STATE OF NEW YORK    )
                     ) SS:                                      ) SS:
COUNTY OF HUDSON     )                     COUNTY OF            )


On the 22nd day of November __, 1996       before me on the _______ day of 19__
before me personally came                  personally came

          Marcy Syms Merns                      _______________________

to me known to be the individual           to me known to be the individual
described in and who executed the          described in and who executed the
foregoing instrument, and acknowledged     foregoing instrument, and
that ____________________________          acknowledged that __________________
executed the same.                         executed the same.


                                RICHARD A. TEREO
                           NOTARY PUBLIC OF NEW JERSEY
                       MY COMMISSION EXPIRES MARCH 6, 2001


                                   ----------


STATE OF NEW YORK    )                    STATE OF NEW YORK    )
                     ) SS:                                     ) SS:
COUNTY OF            )                    COUNTY OF            )


On the _______ day of 19__ before me      On the _______ day of 19__ before me
personally came                           personally came

     _______________________                   _______________________

to me known, who, being by me duty        the subscribing witness to the
sworn, did depose and say that ______     foregoing instrument, with whom I am
he resides at No. ____                    personally acquainted who, being by me
                                          duly sworn, did depose and say that he
that ______ he is the _______________     resides at No. ____
of___________________________________
____________________,the corporation      that ______ he knows _________________
described in and which executed the
foregoing instrument; that he knows       to be the individual described in and
the seal of said corporation; that the    who executed the foregoing instrument;
seal affixed to said instrument is        that he, said subscribing witness, was
such corporate seal; that it was so       present and saw execute the same; and
affixed by order of the board of          that he, said witness, at the same
directors of said corporation, and        time subscribed his name as witness
that he signed his name thereto by like   thereto.
order.


             MORTGAGE                     SECTION 59.12

Title No. ________________                BLOCK I
                                          LOT 2
        MARCY SYMS MERNS                  COUNTY OR TOWN Bedford, Westchester

                TO                        Recorded at Request of
                                          COMMONWEALTH
LAND
            SYMS CORP.                    LAND TITLE INSURANCE COMPANY

                                                  RETURN BY MAIL TO

                                          Rubin Baum Levin Constant & Friedman
                                          30 Rockefeller Plaza -- 29th Floor
                                          New York, NY  10112

                                          Attention: Norman Alpert, Esq.

                           Title No. MAC-14O.11552-WO

                                AMENDED 11/20/96
                                  SCHEDULE "A"

ALL that certain plot, piece or parcel of land, with the buildings and improvements thereon erected, situate, lying and being in the Town of Bedford, County of Westchester and the State of New York, known and designated as Lot No. 6 on a certain map entitled, "Subdivision Plot prepared for Haines Associates, dated July 21, 1986, and revised on August 25, 1987, and filed in the Office of the Clark of Westchester County on October 9, 1987, as Map No. 22971, said lot being more particularly bounded described as follows:

BEGINNING at a point on the northwesterly side of Twin Ponds Drive distant
686.14 feet southerly and southwesterly from the comer formed by the intersection of the westerly side of Twin Ponds Drive with the northerly side of Haines Road, said point also being where the dividing line between Lot #5 and Lot #6 as shown on the above referred to map intersects the northwesterly side of Twin Ponds Drive;

RUNNING THENCE along said above referred to map line, North 23(Degree) 26' 41" West 543.41 feet to a point on the southerly side at Twin Ponds Drive;

THENCE along the southerly, southwesterly, westerly and northwesterly sides of Twin Ponds Drive as same twists and turns, the following seven (7) courses and distances:

1.   North 01(Degree) 001 00" East 24.47 feet;

2.   North 68(Degree) 33' 55" East 404.82 feet to a point of curve;

3. Along the arc of a curve bearing to the right having a radius of 110 feet, transponding a central angle of 149(Degree) 48' 45" for a distance of
     287.62 feet to a point of tangency;

4.   South 38(Degree) 22' 40" West 156.68 feet to a point of curve;

5. Along the arc of a curve bearing to the left having a radius of 500.00 feet, transponding a central angle of 23(Degree) 05'25" for a distance of
     201.50 feet to a point of tangency;

6.   South 15(Degree) 17' 15" West 102.23 feet to a point of curve; and

7. Along the arc of a curve bearing to the right having a radius of 175.00 feet, transponding a central angle of 41(Degree) 28' 52" for a distance of
     126.70 feet to the point or place of BEGINNING.